4. LOANS PAYBLE - OTHER	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
LOANS PAYBLE - OTHER

Note 4. LOANS PAYABLE - OTHER

At December 31, 2012 the Company was indebted to an unrelated third party in the amount of $75,000.  The loan has a stated interest rate of 14.40% for the entire term of the loan.  Principal and all accrued interest are due in December 2013.  Interest expense for the year 2012 was $2,700.

At December 31, 2012 the Company was indebted to an unrelated third party in the amount of $4,000  The loan bears no interest and is due on demand.

At December 31, 2012 the Company was indebted to an unrelated third party in the amounts of $27,000.  The loan bears interest at 34% per annum and is due in February 2013.  The loan required that all interest be paid at the inception date of the loan and the principal be paid when the loan comes due.  Interest expense for the notes in 2012 was $2,716.